UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On May 31, 2022, Equitrans Midstream Corporation (the Company) issued a press release on behalf of EQM Midstream Partners, LP (EQM), its wholly owned subsidiary, announcing the commencement of cash tender offers for (i) any and all of EQM’s 4.750% senior notes due 2023 and (ii) EQM’s 6.000% senior notes due 2025 and EQM’s 4.000% senior notes due 2024 up to an aggregate principal amount of $200 million (collectively, the Tender Offers, and such notes, the Notes).

On May 31, 2022, the Company issued a press release on behalf of EQM, announcing the commencement of a private offering of senior notes (the Offering). In connection with the Offering, EQM disclosed to certain potential investors that the borrowings outstanding as of May 1, 2022 under the Third Amended and Restated Credit Agreement, dated as of October 31, 2018, among EQM and the parties thereto (as amended), were approximately $120 million and the borrowings outstanding under the Senior Secured Revolving Credit Facility, dated as of May 13, 2021, by and among Eureka Midstream Holdings, LLC, a subsidiary of the Company, and the parties thereto, were approximately $260.5 million.

A copy of the press release announcing the Tender Offers is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. A copy of the press release announcing the Offering is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. The information contained in Item 7.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibits 99.1 and 99.2 are for information purposes only and do not constitute an offer to purchase any securities of EQM. The information included in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information included in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of Equitrans Midstream Corporation dated May 31, 2022 related to the Tender Offers.

99.2	Press Release of Equitrans Midstream Corporation dated May 31, 2022 related to the Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: May 31, 2022	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Senior Vice President and Chief Financial Officer